                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Cal Dive International, Inc. ("CDIS") on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. Wade Pursell, Senior Vice President and Chief Financial Officer of Cal Dive International, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cal Dive International, Inc.

Date: November 14, 2002


                               ------------------------------------
                               A. Wade Pursell
                               Senior Vice President and Chief Financial Officer